INTEREST-BEARING LOANS AND BORROWINGS (Schedule of movement in the derivative financial asset) (Details) - Non Current Assets [Member] - Derivative Financial Asset [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of fair value measurement of liabilities [line items]
Balance at beginning of the period	$ 128	$ 0
Derivative financial asset at date of drawdown	11	202
Fair value adjustments in the period	39	(74)
Balance at end of the period	$ 178	$ 128